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                                                                     EXHIBIT 4.4
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                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of November 12, 1996

                                  by and among

                            Parker Drilling Company
                   Parker Drilling Company of Oklahoma, Inc.
                            Parker Technology, Inc.
              Parker Drilling Company International Limited Nevada
                     Choctaw International Rig Corporation
                     Parker Drilling Company Ltd. (Nevada)
                   Parker Drilling Company of Alaska Limited
                         Vance Systems Engineering Inc.
                             DGH Engineering, Inc.
                            Parker Driling USA Ltd.
                  Parker Drilling Company of New Guinea, Inc.
                  Parker Drilling Company North America, Inc.

  and the other Subsidiary Guarantors as defined in the Indenture referred to herein

                                      and

                           Jefferies & Company, Inc.
                       ING Baring (U.S.) Securities Inc.


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                 This Registration Rights Agreement (this "Agreement") is made and entered into as of November 12, 1996 by and among Parker Drilling Company, a Delaware corporation (the "Company"), Parker Drilling Company, Parker Drilling Company of Oklahoma, Inc., Parker Technology, Inc., Parker Drilling Company International Limited Nevada, Choctaw International Rig Corporation, Parker Drilling Company Ltd. (Nevada), Parker Drilling Company of Alaska Limited, Vance Systems Engineering Inc., DGH Engineering, Inc., Parker Driling USA Ltd. and Parker Drilling Company of New Guinea, Inc., Parker Drilling Company North America, Inc. and each of the Company's other subsidiaries that are "Subsidiary Guarantors" under the Indenture (as defined below) (collectively, the "Subsidiary Guarantors") and Jefferies & Company, Inc. and ING Baring (U.S.) Securities Inc. (each, a "Purchaser" and, collectively, the "Purchasers"), each of whom has agreed to purchase the Company's 9 3/4% Senior Notes due 2006 (the "Original Notes") pursuant to the Purchase Agreement (as defined below).

                 This Agreement is made pursuant to the Purchase Agreement, dated November 5, 1996 (the "Purchase Agreement"), by and among the Company, the Subsidiary Guarantors and the Purchasers. In order to induce the Purchasers to purchase the Original Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers set forth in Section 2 of the Purchase Agreement.

                 The parties hereby agree as follows:

SECTION 1.                DEFINITIONS

                 As used in this Agreement, the following capitalized terms shall have the following meanings:

                 Act:  The Securities Act of 1933, as amended.

                 Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                 Certificated Securities: The registered certificated form of the Global Note.





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                 Closing Date:  The date of this Agreement.

                 Commission:  The Securities and Exchange Commission.

                 Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Original Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

                 Damages Payment Date: With respect to the Original Notes, each Interest Payment Date.

                 Effectiveness Target Date:  As defined in Section 5.

                 Exchange Act: The Securities Exchange Act of 1934, as amended.

                 Exchange Offer: The registration by the Company under the Act of the New Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of Transfer Restricted Securities the opportunity to exchange the Transfer Restricted Securities held by such Holders for New Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

                 Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

                 Exempt Resales: The transactions in which the Purchasers propose to sell the Original Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Act ("Accredited Institutions").

                 Global Note: One or more fully registered global notes, collectively representing the Original Notes as initially issued.





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                 Global Note Holder:  The nominee of the Depository in whose name the Global Note is registered.

                 Holders:  As defined in Section 2(b) hereof.

                 Indemnified Holder:  As defined in Section 8(a) hereof.

                 Indenture: The Indenture, dated as of November 12, 1996, among the Company, Texas Commerce Bank National Association, as trustee (the "Trustee") and the Subsidiary Guarantors, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                 Interest Payment Date: As defined in the Indenture and the Notes.

                 NASD:  National Association of Securities Dealers, Inc.

                 New Notes: The Company's 9 3/4% Senior Notes due 2006, Series B to be issued pursuant to the Indenture in the Exchange Offer.

                 Notes:  The Original Notes and the New Notes.

                 Person: An individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                 Purchaser:  As defined in the preamble hereto.

                 Record Holder: With respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

                 Registration Default:  As defined in Section 5 hereof.





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                 Registration Statement:  Any registration statement of the
Company relating to (i) an offering of New Notes pursuant to an Exchange Offer or (ii) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                 Shelf Filing Deadline:  As defined in Section 4 hereof.

                 Shelf Registration Statement:  As defined in Section 4 hereof.

                 TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

                 Transfer Restricted Securities: Each Note until the earliest to occur of (i) the date on which such Note has been exchanged by a person other than a broker-dealer for a New Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for a New Note, the date on which such New Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration statement, (iii) the date on which such Note has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such
Note is distributed to the public pursuant to Rule 144 under the Act.

                 Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.                SECURITIES SUBJECT TO THIS AGREEMENT

                 (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                 (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.





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SECTION 3.                REGISTERED EXCHANGE OFFER

                 (a) Company hereby agrees: (i) to file an Exchange Offer Registration Statement with the Commission on or prior to 60 days after the Closing Date, (ii) to use its best efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to 120 days after the Closing Date, (iii) unless the Exchange Offer would not be permitted by applicable law or Commission policy, to commence the Exchange Offer and use its best efforts to issue on or prior to 30 business days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, New Notes in exchange for all Notes tendered prior thereto in the Exchange Offer and (iv) if obligated to file the Shelf Registration Statement, to use its best efforts to file the Shelf Registration Statement with the Commission on or prior to 30 days after such filing obligation arises (and in any event within 90 days after the Closing Date) and to cause the Shelf Registration to be declared effective by the Commission on or prior to 90 days after such obligation arises.

                 (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

                 (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Original Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Original Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the New Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

                 The Company and the Subsidiary Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective.





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                 The Company shall provide sufficient copies of the latest
version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.

SECTION 4.                SHELF REGISTRATION

                 (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Original Notes acquired directly from the Company or one of its affiliates, then the Company and each of the Subsidiary Guarantors shall:

                 (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause
         (ii) above, and (3) the 60th day after the Closing Date (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

                 (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 30th day after the Shelf Filing Deadline.

                 The Company and each of the Subsidiary Guarantors shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that such Shelf Registration Statement is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that such Shelf Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing Date.





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                 (b)      Provision by Holders of Certain Information in
Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to
Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.                LIQUIDATED DAMAGES



                 (a) If (i) the Company fails to file any of the Registration Statements required by this Agreement on or before the date specified for such filing, (ii) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), (iii) the Company fails to consummate the Exchange Offer within 30 Business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with the Exchange Offer or resales of Transfer Restricted Securities, as the case may be, during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), then the interest rate on the Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default shall increase ("Liquidated Damages") by 0.50% per annum and will increase by an additional 0.50% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of 2% per annum with respect to all Registration Defaults. All accrued Liquidated Damages shall be paid by the Company on each Damages Payment Date to the Global Note Holder by wire transfer of immediately available funds and to Holders of Certificated Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease.

                 (b) All obligations of the Company and the Subsidiary Guarantors set forth in Section 5(a) above that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.





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SECTION 6.                REGISTRATION PROCEDURES

                 (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and each of the Subsidiary Guarantors shall comply with all of the provisions of Section 6(c) below, shall use its best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                 (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Subsidiary Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Subsidiary Guarantors to Consummate an Exchange Offer for such Original Notes. The Company and the Subsidiary Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Subsidiary Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                 (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be issued in the Exchange Offer and (C) it is acquiring the New Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by such Holder in exchange for Original Notes acquired by such Holder directly from the Company.

                 (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Subsidiary Guarantors are registering the Exchange Offer in reliance on the position of the Commission





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         enunciated in Exxon Capital Holdings Corporation (available May 13,
         1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any of the Subsidiary Guarantors has entered into any arrangement or understanding with any Person to distribute the New Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Notes received in the Exchange Offer.

                 (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and each of the Subsidiary Guarantors shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                 (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Senior Notes by Broker-Dealers), the Company shall:

                 (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Subsidiary Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                 (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to





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         Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                 (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post- effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Subsidiary Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                 (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                 (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available (and representatives of the Subsidiary Guarantors) for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;





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                 (vi)     make available at reasonable times for inspection by
         the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Subsidiary Guarantors and cause the Company's and the Subsidiary Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                 (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                 (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                 (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                 (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Subsidiary Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                 (xi) enter into, and cause the Subsidiary Guarantors to enter into, such agreements (including an underwriting agreement), and make, and cause the Subsidiary Guarantors to make, such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Subsidiary Guarantors shall:

                          (A) furnish to each Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                                  (1)      a certificate, dated the date of
                          Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Subsidiary Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (a),
                          (b), (c) and (d) of Section 9(f) of the Purchase Agreement and such other matters as such parties may reasonably request;

                                  (2)      an opinion, dated the date of
                          Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Subsidiary Guarantors, covering the matters set forth in Section 9(h) of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Purchasers' representatives and the Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post- effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                  (3) a customary comfort letter, dated as of the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Sections 9(j) and 9(k) of the Purchase Agreement, without exception;

                          (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                          (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause
                 (xi), if any.

                 If at any time the representations and warranties of the Company and the Subsidiary Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the Subsidiary Guarantors shall so advise the Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                 (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Subsidiary Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Subsidiary Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                 (xiii) shall issue, upon the request of any Holder of Original Notes covered by the Shelf Registration Statement, New Notes, having an aggregate principal amount equal to the aggregate principal amount of Original Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Original Notes held by such Holder shall be surrendered to the Company for cancellation;

                 (xiv) cooperate with, and cause the Subsidiary Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                 (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause
         (viii) above;

                 (xvi)    if any fact or event contemplated by clause
         (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                 (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities that are in a form eligible for deposit with the Depository Trust Company;

                 (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                 (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                 (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Subsidiary Guarantors to cooperate, with the Trustee and the Holders of Senior Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and cause the Subsidiary Guarantors to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                 (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Original Notes or the managing underwriter(s), if any; and

                 (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

                 Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7.                REGISTRATION EXPENSES



                 (a) All expenses incident to the Company's or the Subsidiary Guarantors' performance of or compliance with this Agreement will be borne by the Company or the Subsidiary Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Subsidiary Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Senior Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Subsidiary Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

                 The Company shall, in any event, bear its and the Subsidiary Guarantor's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                 (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company shall reimburse the Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.                INDEMNIFICATION

                 (a) The Company and each Subsidiary Guarantor, jointly and severally, agree: (i) to indemnify and hold harmless each of the Initial Purchasers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) either of the Initial Purchasers (any of such persons being hereinafter referred to as a "controlling person") and the respective officers, directors, partners, employees, representatives and agents of either of the Initial Purchasers or any controlling person (any person referred to above being sometimes referred to as an "Indemnified Party"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, actions and judgments directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any Subsidiary Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability, action or judgment is based upon an untrue statement or omission or alleged untrue statement or omission made in any Registration Statement or Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company or the Subsidiary Guarantors by or on behalf of the Holders specifically for use therein; and (ii) to reimburse any Indemnified Party for any reasonable legal or other expenses incurred by such person in connection with investigating, preparing, pursuing or defending against any such loss, claim, damage, liability, action or judgment or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, as such expenses are incurred. The Company and the Subsidiary Guarantors shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental or regulatory investigation or proceeding) or action of which the Company or the Subsidiary Guarantors are aware in connection with the matters addressed by this Agreement that involves the Company, the Subsidiary Guarantors or any Indemnified Party.

                 In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Parties with respect to which indemnity may be sought against the Company or the Subsidiary Guarantors, such Indemnified Party shall promptly notify the Company in writing (provided that the failure to give such notice shall not relieve the Company or the Subsidiary Guarantors of their obligations pursuant to this Agreement) and the Company or the Subsidiary Guarantors, as the case may be, shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Party or Indemnified Parties and payment of all fees and expenses. Notwithstanding the foregoing, such Indemnified Party or Indemnified Parties shall have the right to employ its or their own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless (i) the Company or any of the Subsidiary Guarantors agrees to pay such fees and expenses, (ii) the Company or any of the Subsidiary Guarantors shall not have employed counsel reasonably satisfactory to such Indemnified Party to take charge of the defense of such action promptly after notice of commencement of the action, or (iii) such Indemnified Party or Indemnified Parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to the Company or any of the Subsidiary Guarantors (in which case the Company or the Subsidiary Guarantors shall not have the right to direct the defense of such action on behalf of the Indemnified Party or Indemnified Parties); provided, however, that unless there exists a conflict among Indemnified Parties hereunder, the Company or the Subsidiary Guarantors shall only be liable for the legal fees and expenses of one firm of attorneys (in addition to any local counsel) for all Indemnified Parties and that all such fees and expenses shall be reimbursed by the Company and the Subsidiary Guarantors as they are incurred (regardless of whether it is ultimately determined that such Indemnified Party or Indemnified Parties are not entitled to indemnification hereunder). The Company and the Subsidiary Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be unreasonably withheld, and such persons agree to indemnify and hold harmless each of the Indemnified Parties from and against any loss, claim, damage, expense or liability by reason of any settlement of any action effected with the consent of the Company. Notwithstanding the foregoing sentence, if at any time an Indemnified Party has requested an indemnifying party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement.

                 Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by clause (ii) of the first paragraph of this Section 8(a) effected without its consent if such indemnifying party, prior to the date of settlement, (i) reimburses such indemnified party in accordance with such request to the extent such indemnifying party considers such request to be reasonable and (ii) provides written notice in reasonable detail to the indemnified party of the reasons such indemnifying party considers the unpaid balance unreasonable. Such indemnifying party shall be liable for all costs and expenses of the indemnifying party in seeking to recover such unpaid balance if a court of competent jurisdiction (or an arbitrator, if such matter is submitted to arbitration) finds such balance to be reasonable.

                 No indemnifying party shall, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnity could have been sought hereunder (whether or not any

Indemnified Party is a party thereto), unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, claim, litigation or proceeding.

                 (b) The Holders of Transfer Restricted Securities jointly agree to indemnify and hold harmless the Company, the Subsidiary Guarantors and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or any Subsidiary Guarantor and the respective officers, directors, partners, employees, representatives and agents of the Company, the Subsidiary Guarantors or any such controlling person, to the same extent as the foregoing indemnity from the Company provided in Section 8(a) above, the Subsidiary Guarantors to the Indemnified Parties but only with respect to claims and actions based on information relating to the Indemnified Parties furnished in writing by or on behalf of such Indemnified Party specifically for use in any Registration Statement or Prospectus (and any amendment or supplement thereto) (as set forth in Section 8(e) hereof).

                 (c) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) (other than by reason of exceptions provided in Section 8(a) or (b) above) in respect of any losses, claims, damages, liabilities, actions or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, actions and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Holders, on the other hand, from their sale of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(a) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Subsidiary Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, actions or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors, on the one hand, or the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, the Subsidiary Guarantors and each Holder of a Transfer Restricted Security agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, actions or judgments referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim. Notwithstanding the provisions of this Section 8(c), none of the Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by it with respect to the Original Notes exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (d) In any proceeding relating to any Registration Statement or Prospectus (or any supplement or amendment thereto), each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

                 (e) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the indemnifying persons may otherwise have to the indemnified persons referred to above.

SECTION 9.                RULE 144A

                 The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.               PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                 No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.      SELECTION OF UNDERWRITERS



                 The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12.      MISCELLANEOUS

                 (a) Remedies. The Company and each of the Subsidiary Guarantors agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 (b) No Inconsistent Agreements. The Company shall not, and shall cause the Subsidiary Guarantor not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. [Neither the Company nor the Subsidiary Guarantors has previously entered into any agreement granting any registration rights with respect to its securities to any Person.] The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                 (c) Adjustments Affecting the Notes. The Company shall not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

                 (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

                 (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                          (i) if to a Holder, at the address set forth on the records of the Registrar (as defined in the Indenture) under the Indenture, with a copy to the Registrar under the Indenture; and

                         (ii)    if to the Company, to:

                          Parker Drilling Company
                          Parker Building
                          8 East Third Street
                          Tulsa, Oklahoma 74103
                          Fax: (918) 631-1253;
                          with a copy to:

                          T. Mark Kelly, Esq.
                          Vinson & Elkins L.L.P.
                          1001 Fannin Street, 36th Floor
                          Houston, Texas 77002
                          Fax: (713) 615-5531.

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                 Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                 (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities;

provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                 (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                 (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [signature page follows]

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  THE COMPANY:

                                            PARKER DRILLING COMPANY

                                            By:

                                                Name:
                                                Title:



                                  SUBSIDIARY GUARANTORS:

                                            SUBSIDIARIES OF THE COMPANY:

                                            PARKER DRILLING COMPANY OF
                                            OKLAHOMA, INC.

                                            By:

                                                Name:
                                                Title:


                                            PARKER TECHNOLOGY, INC.

                                            By:

                                                Name:
                                                Title:

                                            PARKER DRILLING COMPANY
                                            INTERNATIONAL LIMITED NEVADA

                                            By:

                                                 Name:
                                                 Title:

                                            CHOCTAW INTERNATIONAL RIG
                                            CORPORATION

                                            By:

                                                 Name:
                                                 Title:

                                            PARKER DRILLING COMPANY LTD.
                                            (NEVADA)

                                            By:

                                                 Name:
                                                 Title:

                                            PARKER DRILLING COMPANY OF
                                            ALASKA LIMITED

                                            By:

                                                 Name:
                                                 Title:

                                            VANCE SYSTEMS ENGINEERING
                                            INC.

                                            By:

                                                 Name:
                                                 Title:

                                            DGH ENGINEERING, INC.

                                            By:

                                                 Name:
                                                 Title:

                                            PARKER DRILING USA LTD.

                                            By:

                                                 Name:
                                                 Title:

                                            PARKER DRILLING COMPANY OF
                                            NEW GUINEA, INC.

                                            By:

                                                 Name:
                                                 Title:

                                            PARKER DRILLING COMPANY NORTH
                                            AMERICA, INC.

                                            By:

                                                 Name:
                                                 Title:

                                            PARKER DRILLING COMPANY

                                            By:

                                                 Name:
                                                 Title:

                                            ACQUIRED GUARANTORS:

                                            QUAIL TOOLS, INC.

                                            By:

                                                 Name:
                                                 Title:

                                            MALLARD BAY DRILLING, INC.

                                            By:

                                                 Name:
                                                 Title:

                                            BAY DRILLING CORPORATION

                                            By:

                                                 Name:
                                                 Title:

                                            EV OFFSHORE, INC.

                                            By:

                                                 Name:
                                                 Title:

                                            AWI DRILLING AND WORKOVER,
                                            INC.

                                            By:

                                                 Name:
                                                 Title:

                                            DELTA ____________, INC.

                                            By:

                                                 Name:
                                                 Title:

JEFFERIES & COMPANY, INC.




By:

    Name:
    Title: